Exhibit 13.2

Certification of Chief Financial Officer Pursuant to 18 U. S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Erik Mickels, the Senior Vice President and Chief Financial Officer of Trilogy International Partners, Inc. (the "Registrant"), hereby certify, that, to my knowledge:

1. The Annual Report on Form 20-F for the year ended December 31, 2019 (the "Report") of the Registrant fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 24, 2020

Signature: /s/ Erik Mickels
Erik Mickels
Senior Vice President and Chief Financial Officer

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of § 18 of the Securities Exchange Act of 1934, as amended.